U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ----------------------

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): July 23, 2002


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       -------------------------
                   COMMISSION FILE NUMBER: 000-18546
                       -------------------------


                                    NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                              2200 MONTAUK HIGHWAY
                       BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                      11932
                                   (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                                 (516) 537-1000
                           (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

On July 15, 2002, the Board of Directors of Bridge Bancorp Inc. elected both Dennis Suskind and Charles I. Massoud as Directors of Bridge Bancorp Inc. and its banking subsidiary Bridgehampton National Bank. Their directorships are additions to the current boards, which now each include nine members.

Item 7. Financial Statements and Exhibits

        (a)     Exhibits

                1.      Press Release - Bridge Bancorp, Inc. Elects Two New
                                        Directors



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bridge Bancorp, Inc.
                                        (Registrant)

                                           By: /s/ Thomas J. Tobin
                                              --------------------------
                                              Thomas J. Tobin
                                              Chief Executive Officer